ALLIANCE QUASAR FUND, INC.

ANNUAL REPORT
SEPTEMBER 30, 1996




LETTER TO SHAREHOLDERS                               ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

November 4, 1996

Dear Shareholder:

While gains during the past six months have not been as strong as those for the first half of the Fund's fiscal year, Alliance Quasar Fund's investment returns have continued to surpass those of its benchmark indices. Shown below are the Fund's total returns for the most recent six- and twelve-month periods ended September 30, 1996, based on the net asset values of each class of shares. For comparison, we've also shown returns for the S&P 500 Stock Index, a common measure of the broad stock market, and for the Russell 2000 Index, which measures the performance of small-cap U.S. stocks.

                                   TOTAL RETURN
                         PERIODS ENDED SEPTEMBER 30, 1996
                         6-MONTH PERIOD   12-MONTH PERIOD
                         --------------   ---------------
ALLIANCE QUASAR FUND
  Class A                      8.85%           42.42%
  Class B                      8.38            41.48
  Class C                      8.55            41.46

S&P 500 STOCK INDEX            7.71            20.32
RUSSELL 2000 INDEX             5.36            13.13


ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3. THE S&P AND RUSSELL INDICES ARE UNMANAGED.

On page four, we've also provided a chart that shows the performance of a hypothetical $10,000 investment in Alliance Quasar Fund over a 10-year period.

THE FISCAL YEAR IN REVIEW
Throughout the past year, the Fund has benefited from many of the investment strategies implemented in 1995. We continued to underweight technology holdings relative to the Fund's benchmark, the Russell 2000 Index, during most of the past year. Not until the general sell-off of technology issues in July did we increase our technology stake to approximately 15-17% of net assets, the highest level since July 1995.

The Fund continued to overweight energy holdings relative to the benchmark, with energy issues accounting for 11% of net assets at the time of this report. Within the energy sector, we continue to see rising daily rates for offshore drilling rigs. At the same time, the worldwide shortage of offshore drilling rigs is becoming increasingly apparent to the investment community. After strong performance in 1995, drilling companies have been the best performing equity sector to-date in 1996. We continue to like Diamond Offshore Drilling, Rowan Companies, and Noble Drilling. We also believe the outlook for the U.S. refining business is positive and have increased our exposure to Diamond Shamrock.

The Fund has also benefited from an overweight position in the lodging sector. We began amassing this stake, which currently accounts for 7% of the portfolio's holdings, in late 1995. We see a tremendous room shortage relative to demand in the high-end segment of this business, and we particularly favor Host Marriott. In addition, we have purchased holdings in three companies which offer business and leisure travelers accommodations on an extended basis. While the average stay in these facilities is six weeks, approximately a quarter of all guests stay at least six months. Holdings servicing this new and rapidly expanding market are: Extended Stay America, Suburban Lodges of America, and Studio Plus Hotels.

Footwear and apparel companies have continued to report strong earnings. Holdings in Nine West Group and Timberland have added to the Fund's gains. Trends favoring casual wear have likewise benefited our positions in Tommy Hilfiger and Jones Apparel Group.

With oil at $25 per barrel, the airline industry has suffered and our exposure in this area has hurt performance during the last several months. Nevertheless, we continue to own Continental Airlines, Alaska Air Group, and America West Airlines. Airplanes are flying with record average passenger loads--71% for the year-to-date period compared with 66% in 1995. Last year was the first time in several years airlines were generally profitable, and we believe we are in the second year of a positive, multi-year cycle for the industry. Airlines are using their cash flow to pay down debt and restructure their balance sheets. As demand outpaces capacity growth, pricing power is increasing. This contrasts sharply with past cycles when airlines used profits to buy more planes and increase capacity in order to maximize revenue growth, only to erode their pricing power.


1



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

MARKET AND ENVIRONMENT OUTLOOK
The market continues to benefit from modest economic growth and modest inflation. Companies reporting better-than-average earnings are gaining attention in the marketplace, driving market valuations higher.

Looking forward, our outlook for the U.S. economy and equities remains positive. However, an increase in interest rates would put some pressure on price/earnings ratios, which means that stocks with higher P/Es could become vulnerable. As a result, we continue to focus on the underlying earnings of each company, working to avoid the risk of unsustainable valuations.

We remain enthusiastic about the growth potential of small-cap stocks. After underperforming large-cap stocks in 1994, 1995, and 1996 year-to-date, we believe that small-cap stocks offer very attractive valuations on a relative basis. We are hopeful that the relative value of small-cap issues will soon be recognized in the marketplace.

Thank you for your continued interest in Alliance Quasar Fund. We look forward to reporting to you on future market activity and Fund investment results.

Sincerely,


Alden M. Stewart
President


Randall E. Hasse
Vice President and Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES                    ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. Quasar Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +42.42%        +36.38%
 . Five Years                 +16.60%        +15.59%
 . Ten Years                  +13.13%        +12.64%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +41.48%        +37.48%
 . Five Years                 +15.69%        +15.69%
 . Since Inception*           +16.85%        +16.85%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +41.46%        +40.46%
 . Since Inception*           +23.37%        +23.37%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares--with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares purchased prior to July 1, 1996, are not subject to front-end or contingent deferred sales charges. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 9/17/90, Class B; 5/3/93, Class C.


3



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT:
9/30/86 TO 9/30/96

$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
S&P 500

QUASAR FUND
CLASS A: $32,881
RUSSELL 2000
9/30/86
9/30/96


This chart illustrates the total value of a hypothetical $10,000 investment in Alliance Quasar Fund Class A shares (after deducting the maximum 4.25% sales charge) with dividends and capital gains reinvested. Past performance is not indicative of future results.

For comparison, we've shown the unmanaged Russell 2000 and S&P 500 Stock Indices. The S&P 500 Stock Index is a common measure of the broad U.S. stock market while the Russell 2000 Index measures small-cap stock performance.

Returns for the indices do not reflect expenses or sales charges, which have been deducted from the Fund's return.

Quasar Fund
S&P 500
Russell 2000


4



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1996                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                         VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nine West Group, Inc.                       $12,162,850              3.3%
Telephone and Data Systems, Inc.             10,171,175              2.7
USA Waste Services, Inc.                      9,765,000              2.6
Host Marriott Corp.                           9,268,400              2.5
Diamond Offshore Drilling, Inc.               9,098,980              2.5
Rowan Cos., Inc.                              8,982,837              2.4
Republic Industries, Inc.                     7,960,500              2.2
Office Max, Inc.                              7,512,400              2.0
Diamond Shamrock, Inc.                        7,432,650              2.0
Millicom International Cellular, S.A.         6,690,138              1.8
                                            $89,044,930             24.0%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED SEPTEMBER 30, 1996

                                                           SHARES
                                               -----------------------------
PURCHASES                                        BOUGHT     HOLDINGS 9/30/96
----------------------------------------------------------------------------
Applix, Inc.                                    153,000          153,000
Crompton & Knowles Corp.                        221,400          221,400
Designer Holdings, Ltd.                         174,200          174,200
Diamond Shamrock, Inc.                          132,800          238,800
Harman International Industries, Inc. New        96,800           96,800
Host Marriott Corp.                             339,000          639,200
Polymer Group, Inc.                             235,200          235,200
Republic Industries, Inc.                       274,500          274,500
Team Rental Group, Inc.                         322,100          322,100
Telephone and Data Systems, Inc.                101,400          252,700


SALES                                             SOLD         HOLDINGS 9/30/96
-------------------------------------------------------------------------------
Gucci Group N.V.                                 50,500               -0-
Healthsouth Corp.                               266,759               -0-
Infinity Broadcasting Corp. Cl.A                 64,900               -0-
JLG Industries, Inc.                             62,200               -0-
Nautica Enterprises, Inc.                        60,075               -0-
Physio-Control International Corp.              218,700               -0-
USAir Group, Inc.                               205,800               -0-
Veterinary Centers of America, Inc.             129,700               -0-
Williams-Sonoma, Inc.                            84,800               -0-
Wisconsin Central Transport Corp.                39,900               -0-


5



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS92.7%
CONSUMER PRODUCTS & SERVICES27.2%
ADVERTISING2.0%
HA-LO Industries, Inc. *                        112,850      $ 3,272,650
Outdoor Systems, Inc. *                          87,200        4,098,400
                                                             ------------
                                                               7,371,050

AIRLINES2.4%
Alaska Air Group, Inc. *                        106,200        2,270,025
America West Airlines, Inc. *                   287,900        3,382,825
Continental Airlines, Inc. *                    144,600        3,235,425
                                                             ------------
                                                               8,888,275

APPAREL4.0%
Designer Holdings, Ltd. *                       174,200        4,550,975
Jones Apparel Group, Inc. *                      44,200        2,817,750
Timberland Co. *                                 89,000        1,824,500
Tommy Hilfiger Corp. *                           95,000        5,628,750
                                                             ------------
                                                              14,821,975

COMMERCIAL SERVICES1.3%
TeleSpectrum Worldwide, Inc. *                  252,100        4,915,950

ENTERTAINMENT & LEISURE0.5%
Heritage Media Corp. *                           97,300        1,836,538

RESTAURANTS & LODGING6.6%
Doubletree Corp. *                               50,500        2,013,688
Extended Stay America, Inc. *                   177,200        3,632,600
Host Marriott Corp. *                           639,200        9,268,400
Interstate Hotels Co. *                          79,300        2,190,662
La Quinta Inns, Inc.                            127,250        2,481,375
Studio Plus Hotels, Inc. *                      164,900        2,720,850
Suburban Lodges of America, Inc. *              109,000        2,289,000
                                                             ------------
                                                              24,596,575

RETAILING7.5%
Cross-Continent Auto Retailers, Inc. *           82,700        1,902,100
Industrie Natuzzi S.p.A. (ADR) (a)               88,400        4,110,600
Marker International *                          214,700        2,093,325
Nine West Group, Inc. *                         224,200       12,162,850
Office Max, Inc. *                              536,600        7,512,400
                                                             ------------
                                                              27,781,275

OTHER2.9%
Equity Corp. International *                     80,600        2,559,050
Loewen Group, Inc. (b)                          148,000        6,197,500
Stewart Enterprises, Inc.                        54,750        1,847,812
                                                             ------------
                                                              10,604,362
                                                             ------------
                                                             100,816,000

TECHNOLOGY25.6%
COMPUTER PERIPHERALS3.1%
Lexmark International Group, Inc. *             126,400        2,575,400
Western Digital Corp. *                          88,300        3,543,037
Xircom, Inc. *                                  320,700        5,211,375
                                                             ------------
                                                              11,329,812

COMPUTER SOFTWARE & SERVICES8.6%
Applix, Inc. *                                  153,000        4,016,250
Business Objects, S.A. (ADR) *(c)               130,900        2,519,825
Comverse Technology, Inc. *                      88,000        3,421,000
DST Systems, Inc. *                              65,500        2,096,000
Exabyte Corp. *                                 200,700        3,010,500
IDT Corp. *                                     189,600        3,175,800
Integrated Systems, Inc. *                       82,700        2,729,100
Network General Corp. *                         158,000        3,614,250
Radius, Inc. *                                    2,785            4,526
Sterling Software, Inc. *                        47,600        3,635,450
Storage Technology Corp. *                       98,000        3,711,750
                                                             ------------
                                                              31,934,451


6



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
ELECTRONICS4.7%
BMC Industries, Inc.                            117,200      $ 3,354,850
Cable Design Technologies Corp. *                77,200        3,088,000
Harman International Industries, Inc.            96,800        4,719,000
Kent Electronics Corp. *                         32,700          711,225
Uniphase Corp. *                                 66,500        2,809,625
VLSI Technology, Inc. *                         174,800        2,840,500
                                                             ------------
                                                              17,523,200

TELECOMMUNICATIONS9.2%
Advanced Fibre Communications *                  10,100          252,500
Andrew Corp. *                                   55,550        2,770,556
ICG Communications, Inc. *                      167,692        3,521,532
Millicom International Cellular, S.A. *(d)      165,700        6,690,138
Premisys Communications, Inc. *                  83,700        3,075,975
Telephone and Data Systems, Inc.                252,700       10,171,175
United States Cellular Corp. *                  123,300        3,729,825
Westell Technologies, Inc. *                     86,400        3,823,200
                                                             ------------
                                                              34,034,901
                                                             ------------
                                                              94,822,364

BASIC INDUSTRIES22.6%
CHEMICALS3.5%
Crompton & Knowles Corp.                        221,400        3,625,425
Cytec Industries, Inc. *                        153,600        5,971,200
Polymer Group, Inc. *                           235,200        3,292,800
                                                             ------------
                                                              12,889,425

ENGINEERING & CONSTRUCTION0.8%
EMCOR Group, Inc. *                             192,700        2,914,588

ENVIRONMENTAL CONTROL7.2%
Allied Waste Industries, Inc. *                 264,200        2,443,850
Republic Industries, Inc. *                     274,500        7,960,500
United Waste Systems, Inc. *                    187,700        6,522,575
USA Waste Services, Inc. *                      310,000        9,765,000
                                                             ------------
                                                              26,691,925

FOREST PRODUCTS0.8%
Buckeye Cellulose Corp. *                       107,600        2,797,600

METAL HARDWARE5.0%
AK Steel Holding Corp.                           61,900        2,537,900
Alumax, Inc. *                                  109,600        3,671,600
Century Aluminum Co.                            222,700        3,284,825
Gibraltar Steel Corp. *                          49,700        1,118,250
Kaiser Aluminum Corp. *                         181,300        2,107,612
Olympic Steel, Inc. *                            49,700        1,335,688
Titanium Metals Corp. *                         104,300        3,024,700
Uranium Resources, Inc. *                       126,200        1,640,600
                                                             ------------
                                                              18,721,175

SURFACE TRANSPORTATION & SHIPPING2.8%
Team Rental Group, Inc. *                       322,100        6,119,900
Xtra Corp.                                      104,700        4,436,662
                                                             ------------
                                                              10,556,562

TEXTILE PRODUCTS2.5%
Mohawk Industries, Inc. *                       232,200        5,950,125
Unifi, Inc.                                     118,000        3,245,000
                                                             ------------
                                                               9,195,125
                                                             ------------
                                                              83,766,400

ENERGY10.5%
OIL & GAS SERVICES10.5%
Diamond Offshore Drilling, Inc. *               165,436        9,098,980
Diamond Shamrock, Inc.                          238,800        7,432,650
Global Marine, Inc. *                           108,400        1,707,300


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                           (000)          VALUE
-------------------------------------------------------------------------
KCS Energy, Inc.                                104,100     $  3,708,563
Noble Drilling Corp. *                          393,200        5,947,150
Reading & Bates Corp. *                          85,000        2,305,625
Rowan Cos., Inc. *                              482,300        8,982,837
                                                             ------------
                                                              39,183,105

HEALTH CARE3.9%
BIOTECHNOLOGY2.7%
Centocor, Inc. *                                 84,200        2,989,100
GelTex Pharmaceuticals, Inc. *                  194,000        3,880,000
Medimmune, Inc. *                                84,000        1,197,000
Neurex Corp. *                                   98,400        1,881,900
                                                             ------------
                                                               9,948,000

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES1.2%
Algos Pharmaceutical Corp. *                    129,900        1,818,600
National Surgery Centers, Inc. *                 93,150        2,608,200
                                                             ------------
                                                               4,426,800
                                                             ------------
                                                              14,374,800

FINANCIAL SERVICES2.9%
FINANCE1.7%
First Merchants Acceptance Corp. *               91,000        1,820,000
Oxford Resources Corp. *                        205,400        4,390,425
                                                             ------------
                                                               6,210,425


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT          VALUE
-------------------------------------------------------------------------
INSURANCE1.2%
Riscorp, Inc. *                                  63,000     $  1,094,625
Twentieth Century Industries, Inc. *            200,800        3,539,100
                                                             ------------
                                                               4,633,725
                                                             ------------
                                                              10,844,150

Total Common Stocks
  (cost $303,344,714)                                        343,806,819

SHORT-TERM DEBT SECURITIES8.4%
Federal Home Loan Bank
  5.70%, 10/01/96                               $15,000       15,000,000
Federal Home Loan Mortgage Corp.
  5.20%, 11/04/96                                10,000        9,950,889
Federal National Mortgage Association
  5.20%, 10/11/96                                 6,000        5,991,333
Total Short-Term Debt Securities
  (amortized cost $30,942,222)                                30,942,222

TOTAL INVESTMENTS101.1%
  (cost $334,286,936)                                        374,749,041
Other assets less liabilities(1.1%)                           (3,919,851)

NET ASSETS100%                                              $370,829,190


*    Non-income producing security.
(a)  Country of origin - Italy.
(b)  Country of origin - Canada.
(c)  Country of origin - France.
(d)  Country of origin - Luxembourg.

     Glossary:
     ADR - American Depository Receipt
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $334,286,936)         $374,749,041
  Cash                                                               1,248,343
  Receivable for investment securities sold                          6,849,116
  Receivable for capital stock sold                                  3,617,138
  Dividends receivable                                                   4,514
  Total assets                                                     386,468,152

LIABILITIES
  Payable for investment securities purchased                       12,830,185
  Payable for capital stock redeemed                                 1,506,567
  Advisory fee payable                                                 922,321
  Distribution fee payable                                             141,294
  Accrued expenses                                                     238,595
  Total liabilities                                                 15,638,962

NET ASSETS                                                        $370,829,190

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                                 $     27,257
  Additional paid-in capital                                       268,704,655
  Accumulated net realized gain                                     61,636,073
  Net unrealized appreciation of investments and other assets       40,461,205
                                                                  $370,829,190

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($229,797,744/
    8,231,151 shares of capital stock issued and outstanding)           $27.92
  Sales charge--4.25% of public offering price                            1.24
  Maximum offering price                                                $29.16

  CLASS B SHARES
  Net asset value and offering price per share ($112,489,994/
    4,305,385 shares of capital stock issued and outstanding)           $26.13

  CLASS C SHARES
  Net asset value and offering price per share ($28,541,452/
    1,091,974 shares of capital stock issued and outstanding)           $26.14


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996                        ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                            $1,217,757
  Dividends (net of foreign taxes withheld of $3,114)    418,721   $ 1,636,478

EXPENSES
  Advisory fee                                         2,780,297
  Distribution fee - Class A                             391,879
  Distribution fee - Class B                             444,826
  Distribution fee - Class C                             111,435
  Transfer agency                                        421,758
  Custodian                                              143,695
  Administrative                                         139,001
  Audit and legal                                        133,321
  Registration                                            95,782
  Printing                                                61,932
  Directors' fees                                         36,999
  Miscellaneous                                           36,414
  Total expenses                                                     4,797,339
  Net investment loss                                               (3,160,861)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  65,887,574
  Net change in unrealized appreciation of investments              13,713,401
  Net gain on investments                                           79,600,975

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $76,440,114


See notes to financial statements.


10



STATEMENTS OF CHANGES IN NET ASSETS                  ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (3,160,861)  $ (1,726,740)
  Net realized gain on investments                   65,887,574     34,342,023
  Net change in unrealized appreciation of
    investments                                      13,713,401      7,569,209
  Net increase in net assets from operations         76,440,114     40,184,492

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                         (29,221,160)   (23,368,345)
    Class B                                          (3,571,423)    (2,216,109)
    Class C                                            (875,215)      (172,655)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           163,177,466    (20,139,054)
  Total increase (decrease)                         205,949,782     (5,711,671)

NET ASSETS
  Beginning of year                                 164,879,408    170,591,079
  End of year                                      $370,829,190   $164,879,408


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF NET ASSETS
As the Fund may not utilize net investment losses in future periods for tax purposes, the Fund reclassified net investment losses of $3,160,861 to accumulated net realized gain at September 30, 1996. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended September 30, 1996. Pursuant to the advisory agreement, the Fund paid $139,001 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1996.


12



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $318,752 for the year ended September 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $85,854 from the sales of Class A shares and $12,206 in contingent deferred sales charges imposed upon redemption by shareholders of Class B for the year ended September 30, 1996. The amount of contingent deferred sales charge imposed upon redemptions by shareholders of Class C shares for the period from July 1, 1996 to September 30, 1996 was $5,124.

Brokerage commissions paid on securities transactions for the year ended September 30, 1996 amounted to $979,002, none of which was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,754,485 and $408,356 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods, so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments and U.S. Government Securities), aggregated $488,231,934 and $377,644,340, respectively, for the year ended September 30, 1996. At September 30, 1996, the cost of securities for federal income tax purposes was $334,814,514. Accordingly, gross unrealized appreciation of investments was $49,357,326 and gross unrealized depreciation of investments was $9,422,799, resulting in net unrealized appreciation of $39,934,527.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 150,000,000 shares of $.002 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 50,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            5,471,871     3,338,142    $136,248,579    $ 67,549,983
Shares issued in
  reinvestment of
  distributions        1,253,727     1,152,408      25,952,159      19,717,689
Shares converted
  from Class B            23,945            -0-        625,453              -0-
Shares redeemed       (4,589,604)   (5,282,536)   (113,607,805)   (108,851,637)
Net increase
  (decrease)           2,159,939      (791,986)   $ 49,218,386    $(21,583,965)

CLASS B
Shares sold            4,441,473     1,011,429    $109,239,019    $ 19,591,440
Shares issued in
  reinvestment of
  distributions          171,932       103,261       3,349,236       1,694,515
Shares converted to
  Class A                (25,549)           -0-       (625,453)             -0-
Shares redeemed       (1,003,450)   (1,027,961)    (23,478,495)    (20,017,278)
Net increase           3,584,406        86,729    $ 88,484,307    $  1,268,677

CLASS C
Shares sold            2,062,696       207,104    $ 49,417,709    $  4,321,456
Shares issued in
  reinvestment of
  distributions           16,499         8,223         321,569         135,017
Shares redeemed       (1,057,147)     (201,051)    (24,264,505)     (4,280,239)
Net increase           1,022,048        14,276    $ 25,474,773    $    176,234


14



FINANCIAL HIGHLIGHTS                                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            -------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------------------
                                                1996        1995         1994        1993         1992
                                            ----------  ------------  ----------  ----------  -----------
Net asset value, beginning of year            $24.16      $22.65       $24.43       $19.34       $21.27

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.25)       (.22)(a)     (.60)        (.41)        (.24)
Net realized and unrealized gain (loss)
  on investments                                8.82        5.59         (.36)        6.38        (1.53)
Net increase (decrease) in net asset
  value from operations                         8.57        5.37         (.96)        5.97        (1.77)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.81)      (3.86)        (.82)        (.88)        (.16)
Net asset value, end of year                  $27.92      $24.16       $22.65       $24.43       $19.34

TOTAL RETURN
Total investment return based on net
  asset value (b)                              42.42%      30.73%       (4.05)%      31.58%       (8.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $229,798    $146,663     $155,470     $228,874     $252,140
Ratio of expenses to average net assets         1.79%       1.83%        1.67%        1.65%        1.62%
Ratio of net investment loss to average
  net assets                                   (1.11)%     (1.06)%      (1.15)%      (1.00)%       (.89)%
Portfolio turnover rate                          168%        160%         110%         102%         128%
Average commission rate (c)                   $.0596          --           --           --           --


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            -------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------------------
                                                1996        1995         1994        1993         1992
                                            ----------  ------------  ----------  ----------  -----------
Net asset value, beginning of year            $23.03      $21.92       $23.88       $19.07       $21.14

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.20)       (.37)(a)     (.53)        (.18)        (.39)
Net realized and unrealized gain (loss)
  on investments                                8.11        5.34         (.61)        5.87        (1.52)
Net increase (decrease) in net asset
  value from operations                         7.91        4.97        (1.14)        5.69        (1.91)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.81)      (3.86)        (.82)        (.88)        (.16)
Net asset value, end of year                  $26.13      $23.03       $21.92       $23.88       $19.07

TOTAL RETURN
Total investment return based on net
  asset value (b)                              41.48%      29.78%       (4.92)%      30.53%       (9.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $112,490     $16,604      $13,901      $16,779       $9,454
Ratio of expenses to average net assets         2.62%       2.65%        2.50%        2.46%        2.42%
Ratio of net investment loss to average
  net assets                                   (1.96)%     (1.88)%      (1.98)%      (1.81)%      (1.67)%
Portfolio turnover rate                          168%        160%         110%         102%         128%
Average commision rate (c)                    $.0596          --           --           --           --


See footnote summary on page 17.


16



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS C
                                            --------------------------------------------------
                                                                                 MAY 3,1993(D)
                                                   YEAR ENDED SEPTEMBER 30,            TO
                                            ------------------------------------ SEPTEMBER 30,
                                                1996        1995         1994         1993
                                            ----------  ------------  ----------  ------------
Net asset value, beginning of period          $23.05      $21.92       $23.88      $20.33

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.20)       (.37)(a)     (.36)       (.10)
Net realized and unrealized gain (loss)
  on investments                                8.10        5.36         (.78)       3.65
Net increase (decrease) in net asset
  value from operations                         7.90        4.99        (1.14)       3.55

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.81)      (3.86)        (.82)         -0-
Net asset value, end of period                $26.14      $23.05       $21.92      $23.88

TOTAL RETURN
Total investment return based on net
  asset value (b)                              41.46%      29.87%       (4.92)%     17.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $28,541      $1,611       $1,220        $118
Ratio of expenses to average net assets         2.61%       2.64%        2.48%       2.49%(e)
Ratio of net investment loss to average
  net assets                                   (1.94)%     (1.76)%      (1.96)%     (1.90)%(e)
Portfolio turnover rate                          168%        160%         110%        102%
Average commission rate (c)                   $.0596          --           --          --


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(d)  Commencement of distribution.

(e)  Annualized.


17



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE QUASAR FUND, INC.
We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc., including the portfolio of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 1, 1996


18



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)

WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT

TIMOTHY D. RICE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE QUASAR FUND, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

QSRAR